                                  EXHIBIT 12.1
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Diane Cote, certify that:

1.      I have reviewed this annual report on Form 20-F of LMS Medical
        Systems Inc.;

2.      Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not
        misleading with respect to the period covered by this annual report;

3.      Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.      The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and
        procedures (as defined in Exchange Act Rules 13a-15(e) and
        15d-15(e)) for the registrant and have:

a.      Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

b.      Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting;

Date: June 22, 2005                        /s/ Diane Cote
                             --------------------------------------------
                             Diane Cote
                             President and Chief Executive Officer